DOCUMENT AND ENTITY INFORMATION	6 Months Ended
Dec. 31, 2011
Entity Registrant Name	Kentucky First Federal Bancorp
Entity Central Index Key	0001297341
Entity Filer Category	Smaller Reporting Company
Document Type	S-4
Document Period End Date	Dec 31, 2011
Amendment Flag	false

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Jun. 30, 2011	Jun. 30, 2010
ASSETS
Cash and due from financial institutions	$ 1,265	$ 1,002	$ 1,118
Interest-bearing demand deposits	2,893	4,047	7,244
Cash and cash equivalents	4,158	5,049	8,362
Interest-bearing deposits in other financial institutions	100	100	100
Securities available for sale	12,694	203	246
Investment securities held to maturity, at amortized cost-approximate fair value of $6,173, $7,257 and $10,026 at December 31, 2011, June 30, 2011 and 2010, respectively	5,760	6,810	9,435
Loans available for sale	0	0	370
Loans, net of allowance of $842, $764, and $1,535 at December 31, 2011, June 30, 2011, and June 30, 2010, respectively	184,045	182,796	190,618
Real estate owned - net	2,630	4,304	748
Premises and equipment, net	2,696	2,667	2,731
Federal Home Loan Bank stock, at cost	5,641	5,641	5,641
Accrued interest receivable	504	538	518
Bank-owned life insurance	2,651	2,607	2,518
Goodwill	14,507	14,507	14,507
Other intangible assets	22	87	218
Prepaid FDIC assessments	306	361	542
Prepaid federal income taxes	0	22	0
Prepaid expenses and other assets	724	443	385
Total assets	236,438	226,135	236,939
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	136,595	139,940	144,969
Federal Home Loan Bank advances	38,715	25,261	32,009
Advances by borrowers for taxes and insurance	141	471	335
Accrued interest payable	82	91	145
Accrued federal income taxes	94	0	166
Deferred federal income taxes	566	1,021	831
Deferred revenue	665	0	0
Other liabilities	599	654	676
Total liabilities	177,457	167,438	179,131
Commitments and contingencies	0	0	0
Shareholders' equity
Preferred stock, 500,000 shares authorized, $.01 par value; no shares issued and outstanding	0	0	0
Common stock, 20,000,000 shares authorized, $.01 par value; 8,596,064 shares issued	86	86	86
Additional paid-in capital	36,882	36,907	36,623
Retained earnings	32,102	31,860	31,216
Unearned employee stock ownership plan (ESOP)	(1,877)	(1,989)	(2,169)
Treasury shares at cost, 816,375, 811,375, 745,530 shares at December 31, 2011, June 30, 2011 and 2010, respectively	(8,215)	(8,170)	(7,952)
Accumulated other comprehensive income	3	3	4
Total shareholders' equity	58,981	58,697	57,808
Total liabilities and shareholders' equity	$ 236,438	$ 226,135	$ 236,939

CONSOLIDATED BALANCE SHEETS [Parenthetical] (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Jun. 30, 2011	Jun. 30, 2010
Fair value of held-to-maturity securities (in dollars)	$ 6,173	$ 7,257	$ 10,026
Allowance for loans (in dollars)	$ 842	$ 764	$ 1,535
Preferred stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01
Preferred stock, shares authorized	500,000	500,000	500,000
Preferred stock, shares issued	0	0	0
Preferred stock, shares outstanding	0	0	0
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	20,000,000	20,000,000	20,000,000
Common stock, shares issued	8,596,064	8,596,064	8,596,064
Treasury stock, shares	816,375	811,375	745,530

CONSOLIDATED STATEMENTS OF INCOME (USD $) In Thousands, except Per Share data, unless otherwise specified	6 Months Ended		12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2011	Jun. 30, 2010
Interest income
Loans	$ 4,936	$ 5,159	$ 10,146	$ 10,475
Mortgage-backed securities	139	193	355	474
Other securities	1	1	2	169
Interest-bearing deposits and other	112	119	246	260
Total interest income	5,188	5,472	10,749	11,378
Interest expense
Deposits	887	1,420	2,486	3,433
Borrowings	311	404	695	1,547
Total interest expense	1,198	1,824	3,181	4,980
Net interest income	3,990	3,648	7,568	6,398
Provision for loan losses	82	68	668	1,044
Net interest income after provision for loan losses	3,908	3,580	6,900	5,354
Non-interest income
Gains on sales of loans	23	92	155	124
Earnings on bank-owned life insurance	44	45	90	90
Net gains (losses) on sale of real estate owned	(13)	(36)	(36)	(27)
Unrealized loss-other real estate	(48)	0	(71)	0
Other	51	53	104	102
Total non-interest income	57	154	242	289
Non-interest expense
Salaries and employee benefits	1,520	1,521	3,057	3,131
Occupancy and equipment	168	166	355	329
Legal fees	192	69	135	95
Outside service fees	189	67	100	59
Data processing	111	126	246	242
Audit and accounting	78	87	205	166
Federal deposit insurance	76	103	197	196
Franchise and other taxes	93	98	191	190
Amortization of intangible assets	65	65	131	131
Foreclosure and real estate owned expense, net	32	49	159	32
Other operating	236	257	506	468
Total non-interest expense	2,760	2,608	5,282	5,039
Income before income taxes	1,205	1,126	1,860	604
Federal income taxes
Current	851	334	(43)	443
Deferred	(455)	35	147	(240)
Total federal income taxes	396	369	104	203
NET INCOME	$ 809	$ 757	$ 1,756	$ 401
EARNINGS PER SHARE
Basic and diluted (in dollars per share)	$ 0.11	$ 0.1	$ 0.23	$ 0.05

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	6 Months Ended		12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2011	Jun. 30, 2010
Net income	$ 809	$ 757	$ 1,756	$ 401
Other comprehensive income (loss), net of tax-related effects:
Unrealized holding gains (losses) on securities available for sale, net of tax (benefit) of $0, $0, $0 and $(45) for the six months ended December 31, 2011 and 2010 and the years ended June 30, 2011 and 2010, respectively	0	(1)	(1)	(87)
Comprehensive income	$ 809	$ 756	$ 1,755	$ 314

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME [Parenthetical] (USD $) In Thousands, unless otherwise specified	6 Months Ended		12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2011	Jun. 30, 2010
Tax portion of unrealized holding gains (losses) on securities designated as available for sale	$ 0	$ 0	$ 0	$ (45)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (USD $) In Thousands	Common Stock [Member]	Additional Paid-In Capital [Member]	Retained Earnings [Member]	Unearned Employee Stock Ownership Plan (E S O P) [Member]	Treasury Stock [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Total
Balance at Jun. 30, 2009	$ 86	$ 36,223	$ 32,074	$ (2,557)	$ (7,379)	$ 91	$ 58,538
SAB108 adjustment for additional ESOP compensation		26	(123)	197	0	0	100
Net income	0	0	401	0	0	0	401
Allocation of ESOP shares	0	185	0	0	0	0	185
Amortization expense of stock benefit plans	0	74	0	191	0	0	265
Compensation expense related to vesting stock options	0	115	0	0	0	0	115
Acquisition of shares for Treasury	0	0	0	0	(573)	0	(573)
Unrealized gains (losses) on securities available for sale, net of related tax effects	0	0	0	0	0	(87)	(87)
Cash dividends of $0.40 per common share	0	0	(1,136)	0	0	0	(1,136)
Balance at Jun. 30, 2010	86	36,623	31,216	(2,169)	(7,952)	4	57,808
Net income	0	0	1,756	0	0	0	1,756
Allocation of ESOP shares	0	(15)	0	180	0	0	165
Amortization expense of stock benefit plans	0	242	0	0	0	0	242
Compensation expense related to vesting stock options	0	57	0	0	0	0	57
Acquisition of shares for Treasury	0	0	0	0	(218)	0	(218)
Unrealized gains (losses) on securities available for sale, net of related tax effects	0	0	0	0	0	(1)	(1)
Cash dividends of $0.40 per common share	0	0	(1,112)	0	0	0	(1,112)
Balance at Jun. 30, 2011	$ 86	$ 36,907	$ 31,860	$ (1,989)	$ (8,170)	$ 3	$ 58,697

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY [Paranthetical] (USD $)	12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010
Cash paid on common stock dividends	$ 0.4	$ 0.4

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	6 Months Ended		12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2011	Jun. 30, 2010
Cash flows from operating activities:
Net income	$ 809	$ 757	$ 1,756	$ 401
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	98	90	185	172
Amortization of deferred loan origination (fees) costs	2	(19)	(8)	(10)
Amortization of premiums on FHLB advances	(9)	(76)	(108)	(352)
Amortization of core deposit intangibles	65	65	131	131
Net gain on sale of loans	(23)	(92)	(155)	(124)
Net loss (gain) on sale of real estate owned	48	36	107	27
ESOP compensation expense	87	91	180	388
Amortization of stock benefit plans and stock options expense	0	228	284	277
Earnings on bank-owned life insurance	(44)	(45)	(90)	(90)
Provision for loan losses	82	68	668	1,044
Origination of loans held for sale	(394)	(2,250)	(3,881)	(4,250)
Proceeds from loans held for sale	417	2,510	4,406	4,235
Increase (decrease) in cash, due to changes in:
Accrued interest receivable	34	(82)	(20)	232
Prepaid expenses and other assets	(226)	(131)	123	(582)
Accrued interest payable	(9)	(15)	(54)	(44)
Accounts payable and other liabilities	(55)	(160)	(22)	(47)
Federal income taxes:
Current	116	(16)	(143)	19
Deferred	(455)	34	147	(239)
Net cash provided by operating activities	543	993	3,506	1,188
Cash flows from investing activities:
Purchase of available for sale securities	(12,500)	(11,000)	(11,000)	0
Securities maturities, prepayments and calls:
Held to maturity	1,050	1,555	13,625	5,564
Available for sale	9	20	41	5,073
Loans originated for investment, net of principal collected	1,612	1,415	3,205	(3,798)
Proceeds from sale of real estate owned	(654)	885	294	410
Additions to premises and equipment, net	(127)	(69)	(121)	(59)
Net cash provided by (used in) investing activities	(10,610)	(7,194)	6,044	7,190
Cash flows from financing activities:
Net change in deposits	(3,345)	(1,699)	(5,029)	5,226
Payments by borrowers for taxes and insurance, net	(330)	(181)	136	45
Proceeds from Federal Home Loan Bank advances, net	13,463	6,263	(6,640)	(7,795)
Dividends paid on common stock	(567)	(555)	(1,112)	(1,136)
Treasury stock repurchases	(45)	(171)	(218)	(573)
Net cash provided by (used in) financing activities	9,176	3,657	(12,863)	(4,233)
Net increase (decrease) in cash and cash equivalents	(891)	(2,544)	(3,313)	4,145
Beginning cash and cash equivalents	5,049	8,362	8,362	4,217
Ending cash and cash equivalents	4,158	5,818	5,049	8,362
Supplemental disclosure of cash flow information:
Federal income taxes	650	350	97	360
Interest on deposits and borrowings	1,216	1,915	3,343	5,376
Supplemental disclosure of noncash investing activities:
Transfers from loans to real estate owned, net	(2,280)	523	4,643	1,076
Loans made on sales of real estate owned	2,375	593	686	410
Deferred gain on sale of real estate owned	665	0	0	0
Capitalization of mortgage servicing rights	$ 3	$ 20	$ 31	$ 34

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	6 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
Organization, Consolidation and Presentation of Financial Statements Disclosure and Significant Accounting Policies [Text Block]

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Kentucky First Federal Bancorp (the “Company”) is a savings and loan holding company whose activities are primarily limited to holding the stock and managing the operations of First Federal Savings and Loan Association of Hazard, Kentucky (“First Federal of Hazard”) and Frankfort First Bancorp, Inc., (“Frankfort First”) the holding company for First Federal Savings Bank of Frankfort (“First Federal of Frankfort”). First Federal of Hazard and First Federal of Frankfort are collectively referred to herein as “the Banks.” First Federal of Hazard is a community-oriented savings and loan association dedicated to serving consumers in Perry and surrounding counties in eastern Kentucky, while First Federal of Frankfort operates through three banking offices located in Frankfort, Kentucky. Both institutions engage primarily in the business of attracting deposits from the general public and applying those funds to the origination of loans for residential and consumer purposes. First Federal of Frankfort also originates, to a lesser extent, church loans, home equity and other loans. There are no significant concentrations of loans to any one industry or customer. However, the customers’ ability to repay their loans is dependent on the real estate and general economic conditions in the Banks’ specific operating areas. The Banks’ profitability is significantly dependent on net interest income, which is the difference between interest income generated from interest-earning assets (i.e. loans and investments) and the interest expense paid on interest-bearing liabilities (i.e. customer deposits and borrowed funds). Net interest income is affected by the relative amount of interest-earning assets and interest-bearing liabilities and the interest received or paid on these balances. The level of interest rates paid or received by the Banks can be significantly influenced by a number of environmental factors, such as governmental monetary policy, that are outside of management’s control.

The consolidated financial information presented herein has been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). In preparing consolidated financial statements in accordance with U. S. GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from such estimates.

The following is a summary of the Company’s significant accounting policies which have been consistently applied in the preparation of the accompanying consolidated financial statements.

1. Principles of Consolidation: The consolidated financial statements include the accounts of the Company, First Federal of Hazard, Frankfort First and First Federal of Frankfort. All significant intercompany accounts and transactions have been eliminated in consolidation.

2. Use of Estimates: To prepare financial statements in conformity with U.S. GAAP, management makes estimates and assumptions based on available information. These estimates and assumptions affect the amounts reported in the financial statements and the disclosures provided, and actual results could differ. The allowance for loan losses, goodwill, loan servicing rights, deferred tax assets and fair values of financial instruments are particularly subject to change.

3. Securities: Debt securities are classified as held to maturity or available for sale. Securities classified as held to maturity are to be carried at cost only if the Company has the positive intent and ability to hold these securities to maturity. Securities designated as available for sale are carried at fair value with resulting unrealized gains or losses recorded to shareholders’ equity, net of tax. Realized gains and losses on sales of securities are recognized using the specific identification method.

Interest income includes amortization of purchase premium or discount. Premiums and discounts on securities are amortized on the level-yield method without anticipating prepayments, except for mortgage backed securities where prepayments are anticipated. Gains and losses on sales are recorded on the trade date and determined using the specific identification method.

Management evaluates securities for other-than-temporary impairment (“OTTI”) at least on a quarterly basis, and more frequently when economic or market conditions warrant such an evaluation. For securities in an unrealized loss position, management considers the extent and duration of the unrealized loss, and the financial condition and near-term prospects of the issuer. Management also assesses whether it intends to sell, or it is more likely than not that it will be required to sell, a security in an unrealized loss position before recovery of its amortized cost basis. If either of the criteria regarding intent or requirement to sell is met, the entire difference between amortized cost and fair value is recognized as impairment through earnings. For debt securities that do not meet the aforementioned criteria, the amount of impairment is split into two components as follows: 1) OTTI related to credit loss, which must be recognized in the income statement and 2) OTTI related to other factors, which is recognized in other comprehensive income. The credit loss is defined as the difference between the present value of the cash flows expected to be collected and the amortized cost basis. For equity securities, the entire amount of impairment is recognized through earnings.

4. Loans: Loans that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at the principal amount outstanding, adjusted for deferred loan origination fees and the allowance for loan losses. Interest income is accrued on the unpaid principal balance unless the collectibility of the loan is in doubt. Loan origination fees, net of certain direct origination costs, are deferred and recognized in interest income using the level-yield method without anticipating prepayments. Interest income on loans is generally discontinued at the time a loan is 90 days delinquent unless the loan is well-secured and in process of collection. Past due status is based on the contractual terms of the loan. In all cases, loans are placed on nonaccrual or charged-off at an earlier date if collection of principal or interest is considered doubtful. Nonaccrual loans and loans past due 90 days still on accrual include both smaller balance homogeneous loans that are collectively evaluated for impairment and individually classified impaired loans. A loan is moved to non-accrual status in accordance with the Company’s policy, typically 90 days after the loan becomes delinquent.

All interest accrued but not received for loans placed on nonaccrual is reversed against interest income. Interest received on such loans is accounted for on the cash-basis or cost-recovery method, until qualifying for return to accrual. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

5. Loans held for sale: Loans held for sale are carried at the lower of cost (less principal payments received) or fair value, calculated on an aggregate basis. The Company had $370,000 in loans held for sale at June 30, 2010, while no loans were held for sale on December 31, 2011 or June 30, 2011.

In selling loans, the Company utilizes a program with the Federal Home Loan Bank, retaining servicing on loans sold. Mortgage servicing rights on originated loans that have been sold are initially recorded at fair value. Capitalized servicing rights are amortized in proportion to and over the period of estimated servicing revenues. The Company recorded amortization related to mortgage servicing rights totaling $13,000 and $15,000 during the years ended June 30, 2011 and 2010, respectively. The carrying value of the Company’s mortgage servicing rights, which approximated fair value, totaled approximately $120,000 and $102,000 at June 30, 2011 and 2010, respectively.

The Company was servicing mortgage loans of approximately $15.0 million and $12.8 million that had been sold to the Federal Home Loan Bank at June 30, 2011, and 2010, respectively. During the fiscal year ended June 30, 2011, we sold $4.0 million in loans under the FHLB program and the average balance of loans serviced was $13.8 million.

Servicing rights are evaluated for impairment based upon the fair value of the rights as compared to carrying amount. Impairment is recognized through a valuation allowance for an individual grouping, to the extent that fair value is less than the carrying amount. If the Company later determines that all or a portion of the impairment no longer exists for a particular grouping, a reduction of the allowance may be recorded as an increase to income. Changes in valuation allowances are reported with other non-interest income on the income statement. The fair values of servicing rights are subject to significant fluctuations as a result of changes in estimated and actual prepayment speeds and default rates and losses.

Servicing fee income which is reported on the income statement as other non-interest income is recorded for fees earned for servicing loans. The fees are based on a contractual percentage of the outstanding principal and are recorded as income when earned. The amortization of mortgage servicing rights is netted against loan servicing fee income. Servicing fees totaled $36,000 and $28,000 for the years ended June 30, 2011 and 2010, respectively. Late fees and ancillary fees related to loan servicing are not material.

6. Allowance for Loan Losses: The allowance for loan losses is a valuation allowance for probable incurred credit losses. Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance. Management estimates the allowance balance required using past loss experience, the nature and volume of the portfolio, trends in the level of delinquent and problem loans, adverse situations that may affect the borrower’s ability to repay, the estimated value of any underlying collateral and current and anticipated economic conditions in the primary lending area. Allocations of the allowance may be made for specific loans, but the entire allowance is available for any loan that, in management’s judgment, should be charged off.

The allowance consists of specific and general components. The specific component relates to loans that are individually classified as impaired or loans otherwise classified as substandard or doubtful. The general component covers non-classified loans and is based on historical loss experience adjusted for current factors. The historical loss experience is determined by portfolio segment and is based on the actual loss history experienced by the Company over the most recent four quarters. This actual loss experience is supplemented with other economic factors based on the risks present for each portfolio segment.

These economic factors include consideration of the following: levels of and trends in delinquencies and impaired loans; levels of and trends in charge-offs and recoveries; trends in volume and terms of loans; changes in lending policies, procedures and practices; experience, ability and depth of lending management and other relevant staff; economic trends and conditions; industry conditions; and effects of changes in credit concentrations. Our portfolio segments include residential real estate, nonresidential real estate and land, loans on deposits and consumer and other loans. Risk factors associated with our portfolio segments are as follows:

Residential Real Estate

Our primary lending activity is the origination of mortgage loans, which enable a borrower to purchase or refinance existing homes in the Banks’ respective market areas. We further classify our residential real estate loans as one- to four-family, multi-family or construction. We believe that our first mortgage position on loans secured by residential real estate presents lower risk than our other loans, with the exception of loans on deposits.

We offer a mix of adjustable-rate and fixed-rate mortgage loans with terms up to 40 years for owner-occupied properties. For these properties a borrower may be able to borrow up to 95% of the value with private mortgage insurance. Alternatively, the borrower may be able to borrow up to 90% of the value with a traditional first mortgage and a second mortgage (bearing a higher rate of interest) on the additional 10% of the value. After initial fixed-rate periods of one, three, five or seven years, the interest rates on the adjustable-rate loans adjust once a year with annual limitation of one percentage point per adjustment period and a lifetime cap of five percentage points.

We also originate loans to individuals to finance the construction of residential dwellings for personal use or for use as rental property. We do not generally lend to builders for construction of speculative or custom residential properties for resale. Construction loans are generally less than one year in length, do not exceed 80% of the appraised value, and provide for the payment of interest only during the construction phase. Funds are disbursed as progress is made toward completion of the construction based on site inspections by qualified bank staff.

Multi-family and Nonresidential Loans

We offer mortgage loans secured by residential non-owner-occupied one- to four-family, residential multi-family (five or more units), and nonresidential real estate. Nonresidential real estate loans are comprised generally of commercial office buildings, churches, condominiums and properties used for other purposes. Generally, these loans are originated for 25 years or less and do not exceed 75% of the appraised value. Loans secured by multi-family and commercial real estate generally have larger balances and involve a greater degree of risk than one- to four-family residential mortgage loans. These loans depend on the borrower’s creditworthiness and the feasibility and cash flow potential of the project. Payments on loans secured by income properties often depend on successful operation and management of the properties. As a result, repayment on such loans may be subject to a greater extent to adverse conditions in the real estate market or economy than owner-occupied residential loans.

Consumer lending

Our consumer loans include home equity lines of credit and loans secured by savings deposits. Home equity loans are generally second mortgage loans subordinate only to first mortgages also held by the bank and do not exceed 80% of the estimated value of the property. We do offer home equity loans up to 90% of the estimated value to qualified borrowers and these loans carry a premium rate. Loans secured by savings are originated up to 90% of the depositor’s savings account balance and normally bear interest at two percentage points above the rate paid on the deposit account. Because the deposit account must be pledged as collateral to secure the loan, the inherent risk of this type of loan is minimal.

In years prior to the year ended June 30, 2011, the loss history of the most recent 12 quarterly periods was used in the calculation of the Company’s general component of allowance for losses on loans. During the 2011 year the loss history lookback was shortened to the most recent four quarters. We performed a retrospective analysis of our June 30, 2010 allowance for loan losses and concluded that the new lookback method did not cause a material change in our calculation.

The Banks account for impaired loans by determining the present value of expected future cash flows discounted at the loan’s effective interest rate or, as an alternative, at the loan’s observable market price or fair value of the collateral, reduced by estimated selling costs.

A loan is considered impaired when, based on current information and events, it is probable that a creditor will be unable to collect all amounts due according to the contractual terms of the loan agreement. Although all of our loans are secured by collateral, we rely heavily on the capacity of our borrowers to generate sufficient cash flow to service their debt. As a result, our loans do not become collateral-dependent until there is deterioration in the borrower’s cash flow and financial condition, which makes it necessary for us to look to the collateral for our sole source of repayment. Collateral-dependent loans which are more than ninety days delinquent are considered to constitute more than a minimum delay in repayment and are evaluated for impairment under the policy at that time.

In applying the policy, the Banks consider investments in one- to four-family residential loans and consumer installment loans to be homogeneous and therefore excluded from separate identification for evaluation of impairment. In the calculation of our general valuation allowance we consider the potential for outdated appraisal values to be of minimal risk and, therefore, do not attribute a specific factor to it.

With respect to the Banks’ investment in troubled debt restructurings, multi-family and nonresidential loans, and the evaluation of impairment thereof, such loans are nonhomogenous and, as such, may be deemed to be collateral-dependent when they become more than ninety days delinquent. We obtain updated independent appraisals in these situations or when we suspect that the previous appraisal may no longer be reflective of the property’s current fair value. This process varies from loan to loan, borrower to borrower, and also varies based on the nature of the collateral.

We utilize updated independent appraisals to determine fair value for collateral-dependent loans, adjusted for estimated selling costs, in determining our specific reserve. In some situations management does not secure an updated independent appraisal. These situations may involve small loan amounts or loans that, in management’s opinion, have an abnormally low loan-to-value ratio.

7. Federal Home Loan Bank Stock: The banks are members of the FHLB system. Members are required to own a certain amount of stock based on the level of borrowings and other factors, and may invest in additional amounts. FHLB stock is carried at cost, classified as a restricted security, and periodically evaluated for impairment based on ultimate recovery of par value. Both cash and stock dividends are reported as income.

8. Real Estate Owned: Real estate acquired through or instead of foreclosure is initially recorded at fair value less estimated selling expenses at the date of acquisition, establishing a new cost basis. These assets are subsequently accounted for at lower of cost or fair value less estimated costs to sell. If fair value declines subsequently, the carrying value is adjusted through a valuation allowance and the amount is recorded through expense. Costs relating to holding real estate owned, net of rental income, are charged against earnings as incurred.

9. Premises and Equipment: Land is carried at cost. Premises and equipment are carried at cost less accumulated depreciation. The cost of premises and equipment includes expenditures which extend the useful lives of existing assets. Maintenance, repairs and minor renewals are expensed as incurred. For financial reporting, depreciation is provided on the straight-line method over the useful lives of the assets, estimated to be forty years for buildings, ten to forty years for building improvements, and five to ten years for furniture and equipment.

10. Income Taxes: Income tax expense is the total of the current year income tax due or refundable and the change in deferred tax assets and liabilities. Deferred tax assets and liabilities are the expected future tax amounts for the temporary differences between carrying amounts and tax bases of assets and liabilities, computed using enacted tax rates. Deferred tax assets are recorded only to the extent that the amount of net deductible temporary differences or carryforward attributes may be utilized against current period earnings, carried back against prior years earnings, offset against taxable temporary differences reversing in future periods, or utilized to the extent of management’s estimate of future taxable income. A valuation allowance, if needed, reduces deferred tax assets to the amount expected to be realized. Deferred tax liabilities are provided on the total amount of net temporary differences taxable in the future.

A tax provision is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. The Company recognizes interest and/or penalties related to income tax matters as income tax expense.

Kentucky First Federal Bancorp and Frankfort First Bancorp, Inc., each are subject to state income taxes in the Commonwealth of Kentucky. Neither of the Banks are subject to state income tax in the Commonwealth. With few exceptions, the Company is no longer subject to U.S. federal, state and local tax examinations by tax authorities for years before 2007.

11. Retirement and Employee Benefit Plans: The Banks each participate in a noncontributory, multi-employer defined benefit pension fund covering all employees who qualify as to length of service. Benefits are based on years of service and the average of the highest five consecutive annual salaries before retirement. Specific plan asset and accumulated benefit information for the Company’s portion of the fund is not available. Under ERISA, a contributor to a multi-employer pension plan may be liable in the event of complete or partial withdrawal for the benefit payments guaranteed under ERISA, but there is no intention to withdraw. Pension expense is the net contributions, which are based upon covered employees’ ages and salaries and are dependent upon the ultimate prescribed benefits of the participants and the funded status of the plan. The Company recognized expense related to the plans totaling approximately $564,000 and $407,000 for the years ended June 30, 2011 and 2010, respectively.

The Company also maintains a nonqualified deferred compensation plan for the benefit of certain directors, which is closed to any future deferrals. Under the plan, the Company pays each participant, or their beneficiary, the amount of fees deferred plus interest under terms selected by the individual participants prior to compensation deferral. Payments are made to participants either in a lump sum or in monthly installments not to exceed 10 years. Payments may commence upon the director’s attainment of a certain age or upon the individual’s termination of service. The expense incurred for the deferred compensation was $7,000 for each of the fiscal years ended June 30, 2011 and 2010.

First Federal of Hazard has an Employee Stock Ownership Plan (“ESOP”) which provides retirement benefits for substantially all full-time employees who have completed one year of service and have attained the age of 21. Annual contributions are made to the ESOP equal to the ESOP’s debt service less dividends received by the ESOP on unallocated shares. Shares in the ESOP were acquired using funds provided by a loan from the Company and, accordingly, the cost of those shares is shown as a reduction of stockholders’ equity. Shares are released to participants proportionately as the loan is repaid. Dividends on allocated shares are recorded as dividends and charged to retained earnings. Dividends on unallocated shares are used to repay the loan and are treated as accrued interest. Compensation expense is recorded equal to the fair value of shares committed to be released during a given fiscal year. Allocation of shares to the ESOP participants is contingent upon the repayment of a loan to Kentucky First Federal Bancorp totaling $2.3 million and $2.5 million at June 30, 2011 and 2010, respectively. The Company recorded expense for the ESOP of approximately $171,000 and $221,000 for the years ended June 30, 2011 and 2010, respectively. Shares may be surrendered from the plan as employees leave employment. Total shares surrendered from the plan were 26,682 at June 30, 2011 and 18,746 at June 30, 2010.

	For the fiscal year ended June 30,
	2011	2010
Allocated shares	100,961	70,762
Shares committed to be released	10,445	28,688
Unearned shares	198,885	218,777
Total ESOP shares	310,291	318,227

Fair value of unearned shares at
End of period (dollars in thousands)	$1,790	$1,973

Based on findings communicated by the U.S. Department of Labor during fiscal 2011, the Company released an additional 19,669 shares in its ESOP plan and paid an additional $329,000 in dividends on unallocated ESOP shares. As the additional shares were deemed to be attributed to prior periods, we restated prior period statements.

The applicable effect on the prior year balance sheet and statements of operations related to additional ESOP compensation expense is as follows:

(in thousands)	June 30, 2010

Balance Sheet:
Other liabilities as previously reported	$1,749
Income tax adjustment	(76)
Other liabilities as adjusted	$1,673

Additional paid-in capital as previously reported	$36,597
ESOP compensation expense adjustment	26
Additional paid-in capital as adjusted	$36,623

Retained earnings as previously reported	$31,363
ESOP compensation expense adjustment (net of tax)	(147)
Retained earnings as adjusted	$31,216

Unearned employee stock ownership plan (ESOP) as previously reported	$(2,366)
ESOP compensation expense adjustment	197
Unearned employee stock ownership plan (ESOP) as adjusted	$(2,169)

For the year ended	June 30, 2010
Statements of Operations:
Employee compensation and benefits as previously reported	$3,131
ESOP expense adjustment	36
Employee compensation and benefits as adjusted	$3,095

Total federal income tax expense (benefit) as previously reported	$215
Tax impact of ESOP expense adjustment	(12)
Total federal income tax expense (benefit) as adjusted	$203

Net income (loss) as previously reported	$425
ESOP expense adjustment (net of tax)	(24)
Net income (loss) as adjusted	$401

Earnings (loss) per share-basic and diluted as previously reported	$0.06
ESOP expense adjustment	(0.01)
Earnings (loss) per share-basic and diluted as adjusted	$0.05

First Federal of Frankfort maintains a 401(k) plan for the benefit of all full-time employees. No employer contributions have been made to the 401(k) plan.

12. Share-Based Compensation Plans: Compensation cost is recognized for stock options and restricted stock awards issued to employees, based on the fair value of these awards at the date of the grant. A Black-Scholes model is utilized to estimate the fair value of stock options, while the market price of the Company’s common stock at the date of the grant is used for restricted stock awards. Compensation cost is recognized over the required service period, generally defined as the vesting period. In fiscal 2006, the Company initiated the 2005 Equity Incentive Plan (“EIP” or the “Plan”) which provides for two share-based compensation plans, which are described below.

The compensation cost that has been charged against income for those share-based plans was $160,000, and $377,000 for the fiscal years ended June 30, 2011 and 2010, respectively. The total income tax benefit recognized in the statement of income for share-based compensation arrangements was $54,000 and $128,000 for the fiscal years ended June 30, 2011 and 2010, respectively.

The EIP provides for grants of up to 421,216 stock options. It also provides that one-fifth of the options granted become vested and exercisable on the first five anniversaries of the date of grant. The contractual term of the options is ten years. All option awards are granted with an exercise price equal to the market price of the Company’s stock at the date of grant.

At June 30, 2011, the only options outstanding were related to those granted in the fiscal year 2006.

A summary of the status of the Company’s stock option plan as of June 30, 2011, and changes during the year then ended is presented below:

	Shares	Weighted- average exercise price	Aggregate Intrinsic Value ($000)

Outstanding at beginning of period	325,800	$10.10
Granted	-	-
Exercised	-	-
Forfeited	-	-

Outstanding at end of period	325,800	$10.10	$-

Options exercisable at end of period	325,800	$10.10	$-

Weighted average fair value of options granted			$1.75

Weighted average remaining contractual term of options outstanding and exercisable			4.5 years

Information related to the stock option plan follows:

	For the fiscal year ended June 30,
	2011	2010
(in thousands)
Intrinsic value of options exercised	$—	$76
Cash received from option exercises	—	67
Tax benefit realized from option exercises	—	9

As of June 30, 2011, there was no unrecognized compensation cost related to nonvested stock options granted under the Plan.

The EIP also provides for the purchase of 168,486 shares of common stock and the issuance of such shares in the form of restricted stock awards to members of the board of directors, management and certain employees. Common shares awarded under the restricted stock plan vest over a five year period, commencing with the date of the grant and are expensed based on their fair value at the grant date.

The following table summarizes the activity with regard to restricted stock awards during fiscal 2011:

	Shares	Weighted-average grant date fair value
Nonvested at July 1, 2010	24,900	$10.10
Vested	(24,900)	10.10
Forfeited	—	—

Nonvested at June 30, 2011	—	$10.10

As of June 30, 2011, there was no unrecognized compensation cost related to the restricted stock awards. The total fair value of shares vested during the years June 30, 2011 and 2010 was $237,000 and $306,000, respectively.

13. Earnings Per Share: Diluted earnings per share is computed taking into consideration common shares outstanding and dilutive potential common shares to be issued or released under the Company’s share-based compensation plans. There is no adjustment to net earnings for the calculation of diluted earnings per share. The factors used in the basic and diluted earnings per share computations follow:

	For the six months ended December 31,		For the fiscal year ended June 30,
	2011	2010	2011	2010
(in thousands)
Net income	$809	$757	$1,756	$401
Less earnings allocated to unvested shares	—	7	7	17
Net income allocated to common shareholders, basic and diluted	$809	$750	$1,749	$384

Basic
Weighted-average common shares including unvested common shares outstanding	7,544,432	7,499,750	7,530,603	7,561,705
Less: Weighted-average unvested common shares	—	24,629	11,256	37,512
Weighted-average common shares outstanding	7,544,432	7,475,121	7,519,347	7,524,193

Diluted
Add: Dilutive effect of assumed exercise of stock options	—	—	—	27,764
Weighted-average common shares outstanding (diluted)	7,544,432	7,475,121	7,519,347	7,551,957

Basic earnings per share is computed based upon the weighted-average shares outstanding during the year less shares in the ESOP that are unallocated and not committed to be released and unearned restricted stock. All options were antidilutive for the six months ended December 31, 2011 and fiscal year 2011, while for fiscal year 2010 all options were dilutive, as the exercise price was less than the average market price of the common stock.

14. Fair Value of Assets and Liabilities: Fair value is the exchange price that would be received for an asset or paid to transfer a liability (exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. There are three levels of inputs that may be used to measure fair values:

Level 1 - Quoted prices in active markets for identical assets or liabilities that the entity has the ability to access as of the measurement date.

Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – Significant unobservable inputs that reflect a company’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

Following is a description of the valuation methodologies used for assets measured at fair value on a recurring basis and recognized in the accompanying statement of condition, as well as the general classification of such instruments pursuant to the valuation hierarchy.

Securities

Where quoted market prices are available in an active market, securities are classified within Level 1 of the valuation hierarchy. If quoted market prices are not available, then fair values are estimated by using matrix pricing, which is a mathematical technique widely used in the industry to value debt securities without relying exclusively on quoted prices for the specific securities bur rather by relying on the securities’ relationship to other benchmark quoted securities (Level 2 inputs).

The following table presents the fair value measurements of assets and liabilities measured at fair value on a recurring basis at December 31, 2011, June 30, 2011 and 2010. The securities represented are only those classified as available-for sale.

		Fair Value Measurements Using
(in thousands)	Fair Value	Quotes Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

December 31, 2011
Agency mortgage-backed: residential	$194	$-	$194	$-
U.S. Treasury Note	12,500	12,500	-	-

June 30, 2011
Agency mortgage-backed: residential	$203	$-	$203	$-

June 30, 2010
Agency mortgage-backed: residential	$246	-	246	-

Impaired Loans

The fair value of impaired loans with specific allocations of the allowance for loan losses is generally based on recent independent real estate appraisals. These appraisals may utilize a single valuation approach or a combination of approaches including comparable sales and the income approach. Adjustments are routinely made in the appraisal process by the appraisers to adjust for differences between the comparable sales and income data available. Such adjustments are usually significant and typically result in a Level 3 classification of the inputs for determining fair value. Independent appraisals for collateral-dependent loans are updated periodically (usually every 9-12 months).

Other Real Estate

Nonrecurring adjustments to real estate properties classified as other real estate owned (“OREO”) are measured at fair value, less costs to sell. Fair values are based on recent real estate appraisals. These appraisals may use a single valuation approach or a combination of approaches including comparable sales and the income approach. Adjustments are routinely made in the appraisal process by the independent appraisers to adjust for differences between the comparable sales and income data available. Such adjustments are usually significant and typically result in a Level 3 classification of the inputs for determining fair value.

The following table presents the fair value measurements of assets and liabilities measured at fair value on a nonrecurring basis at December 31, 2011, June 30, 2011 and 2010.

		Fair Value Measurements Using
(in thousands)	Fair Value	Quotes Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

December 31, 2011
Impaired loans
One- to four-family	$1,064	$-	$-	$1,064
Other real estate owned, net
One- to four-family	475	-	-	475

June 30, 2011
Impaired loans
One- to four-family	$1,033	$-	$-	$1,033
Other real estate owned, net
One- to four-family	126	-	-	126
Multi-family	186	-	-	186

June 30, 2010
Impaired loans
One- to four-family	$4,466	$-	$-	$4,466

Impaired loans, which are measured for impairment using the fair value of the collateral for collateral dependent loans, had a principal balance of $1.157 million, with a specific valuation allowance of $93,000 at December 31, 2011. A specific allowance provision of $41,000 was made for the six month period ended December 31, 2011. Other real estate owned measured at fair value less cost to sell, had a carrying amount of $475,000, after a write-down of $48,000 for the six months ended December 31, 2011. At June 30, 2011, impaired loans had a principal balance of $1.1 million, with a valuation allowance of $55,000. At June 30, 2010, impaired loans had a principal balance of $5.4 million, with a valuation allowance of $904,000, resulting in an additional provision for loan losses of $187,000 for the year ended June 30, 2010.

Other real estate owned measured at fair value less costs to sell, had a carrying amount of $475,000, after a write-down of $48,000 for the six months ended December 31, 2011.

The following disclosure of the fair value of financial instruments, both assets and liabilities, whether or not recognized in the consolidated statement of financial condition, for which it is practicable to estimate that value. For financial instruments where quoted market prices are not available, fair values are based on estimates using present value and other valuation methods.

The methods used are greatly affected by the assumptions applied, including the discount rate and estimates of future cash flows. Therefore, the fair values presented may not represent amounts that could be realized in an exchange for certain financial instruments.

The following methods were used to estimate the fair value of all other financial instruments recognized in the accompanying statements of financial condition at amounts other than fair value at six months ended December 31, 2011 and years ended June 30, 2011 and 2010:

Cash and cash equivalents: The carrying amounts presented in the consolidated statements of financial condition for cash and cash equivalents are deemed to approximate fair value.

Held-to-maturity securities: For held-to-maturity securities, fair value methods for securities were previously described.

Loans held for sale: Loans originated and intended for sale in the secondary market are carried at the lower of cost or fair value determined by FHLB pricing schedules.

Loans: The loan portfolio has been segregated into categories with similar characteristics, such as one- to four-family residential, multi-family residential and nonresidential real estate. These loan categories were further delineated into fixed-rate and adjustable-rate loans. The fair values for the resultant loan categories were computed via discounted cash flow analysis, using current interest rates offered for loans with similar terms to borrowers of similar credit quality. For loans on deposit accounts and consumer and other loans, fair values were deemed to equal the historic carrying values.

Federal Home Loan Bank stock: It was not practicable to determine the fair value of FHLB stock due to restrictions placed on its transferability.

Accrued interest receivable: The carrying amount is the estimated fair value.

Deposits: The fair value of NOW accounts, passbook accounts, and money market deposits are deemed to approximate the amount payable on demand. Fair values for fixed-rate certificates of deposit have been estimated using a discounted cash flow calculation using the interest rates currently offered for deposits of similar remaining maturities. The historical carrying amount of accrued interest payable on deposits is deemed to approximate fair value.

Advances from the Federal Home Loan Bank: The fair value of these advances is estimated using the rates currently offered for similar advances of similar remaining maturities or, when available, quoted market prices.

Advances by borrowers for taxes and insurance and accrued interest payable: The carrying amount presented in the consolidated statement of financial condition is deemed to approximate fair value.

Commitments to extend credit: For fixed-rate and adjustable-rate loan commitments, the fair value estimate considers the difference between current levels of interest rates and committed rates. The fair value of outstanding loan commitments at December 31, 2011 (unaudited) and years ended June 30, 2011 and 2010, was not material.

Based on the foregoing methods and assumptions, the carrying value and fair value of the Company’s financial instruments at December 31, 2011 and June 30, 2011 and 2010 are as follows:

	For the six months ended December 31,		For the fiscal years ended June 30,
	2011		2011		2010
	Carrying Value	Fair Value	Carrying Value	Fair Value	Carrying Value	Fair Value
(in thousands)
Financial assets
Cash and cash equivalents	$4,158	$4,158	$5,049	$5,049	$8,362	$8,362
Interest-earning deposits	100	100	100	100	100	100
Available-for-sale securities	12,694	12,694	203	203	246	246
Held-to-maturity securities	5,760	6,173	6,810	7,257	9,435	10,026
Loans held for sale	—	—	—	—	370	383
Loans receivable-net	184,045	191,666	182,796	190,183	190,618	198,203
Federal Home Loan Bank stock	5,641	n/a	5,641	n/a	5,641	n/a
Accrued interest receivable	504	504	538	538	518	518

Financial liabilities
Deposits	$136,595	$138,071	$139,940	$141,408	$144,969	$147,280
Advances from the Federal Home Loan Bank	38,715	37,925	25,261	23,797	32,009	30,590
Advances by borrowers for taxes and insurance	141	141	471	471	335	335
Accrued interest payable	82	82	91	91	145	145

15. Cash and Cash Equivalents: For purposes of reporting cash flows, cash and cash equivalents include cash and due from banks and interest-bearing deposits in other financial institutions with original maturities of less than ninety days.

16. Goodwill and Other Intangible Assets: Goodwill resulting from business combinations prior to January 1, 2009 represents the excess of the purchase price over the fair value of the net assets of businesses acquired. Goodwill resulting from business combinations after January 1, 2009, is generally determined as the excess of the fair value of the consideration transferred, plus the fair value of any noncontrolling interests in the acquiree, over the fair value of the net assets acquired and liabilities assumed as of the acquisition date. Goodwill and intangible assets acquired in a purchase business combination and determined to have an indefinite useful life are not amortized, but tested for impairment at least annually. The Company has selected March 31 as the date to perform the annual impairment test. Intangible assets with definite useful lives are amortized over their estimated useful lives to their estimated residual values. Goodwill is the only intangible asset with an indefinite life on our balance sheet.

The Company’s core deposit intangible is being amortized on a straight-line basis over an original period of seven years. The carrying basis and accumulated amortization of recognized intangible assets at December 31, 2011 (unaudited) and June 30, 2011 and 2010 is as follows:

	June 30,
	2011	2010
(in thousands)
Core deposits
Gross Carrying Amount	$918	$918
Accumulated Amortization	831	700
	$87	$218

Amortization expense for each of the years ended June 30, 2011 and 2010 was $131,000. The Company expects to amortize the $87,000 remaining balance of its core deposit intangible in the fiscal year ending June 30, 2012.

17. Cash Surrender Value of Life Insurance: First Federal of Frankfort has purchased life insurance policies on certain key executives. Bank-owned life insurance is recorded at the amount that can be realized under the insurance contract at the balance sheet date, which is the cash surrender value adjusted for other charges or other amounts due that are probable at settlement.

18. Treasury Stock: Treasury stock is stated at cost. Cost is determined by the first-in, first-out method.

19. Related Party Transactions: Loans outstanding to executive officers, directors, significant shareholders and their affiliates (related parties) at and for the six months ended December 31, 2011 and years ended June 30, 2011 and 2010 are summarized as follows:

	For the fiscal years ended June 30,
	2011	2010
(in thousands)

Outstanding principal, beginning of period	$593	$387
Changes in composition of related parties	157	214
Principal disbursed during the period	156	31
Principal repaid and refinanced during the period	(41)	(39)
Outstanding principal, end of period	$865	$593

Deposits from related parties held by the Company at June 30, 2011 and 2010 totaled $1.1 million and $1.3 million, respectively.

20. Comprehensive Income: Comprehensive income consists of net income and other comprehensive income. Other comprehensive income includes unrealized gains and losses on securities available for sale which are also recognized as separate components of equity.

21. Loss Contingencies: Loss contingencies, including claims and legal actions arising in the ordinary course of business, are recorded as liabilities when the likelihood of loss is probable and an amount or range of loss can be reasonably estimated. Management does not believe there now are such matters that will have a material effect on the financial statements.

22. Equity: Stock dividends in excess of 20% are reported by transferring the par value of the stock issued from retained earnings to common stock. Stock dividends for 20% or less are reported by transferring the fair value, as of the ex-dividend date, of the stock issued from retained earnings to common stock and additional paid-in capital. Fractional share amounts are paid in cash with a reduction in retained earnings.

23. Dividend Restriction: Banking regulations require maintaining certain capital levels and may limit the dividends paid by the bank to the holding company or by the holding company to shareholders.

24. Operating Segments: While the chief decision-makers monitor the revenue streams of the various products and services, operations are managed and financial performance is evaluated on a Company-wide basis. Operating segments are aggregated into one as operating results for all segments are similar. Accordingly, all of the financial service operations are considered by management to be aggregated in one reportable operating segment.

25. Reclassifications: Some items in the prior year financial statements were reclassified to conform to the current presentation.

26. Subsequent Events: The Company has evaluated subsequent events for recognition and disclosure.

On November 3, 2011, the Company announced that it had signed a definitive merger agreement with CKF Bancorp, Inc., (“CKF Bancorp”) the holding company for Central Kentucky Federal Savings Bank. At September 30, 2011, CKF Bancorp had assets of $131.1 million, including loans of $109.0 million (net of $1.7 million in allowance for loan losses) and deposits of $103.5 million. The consideration to be given includes both cash and the Company’s common stock. The completion of the merger is subject to approval of the shareholders of CKF Bancorp and receipt of regulatory approvals. The transaction is expected to be closed in the third quarter of 2012.

SECURITIES	6 Months Ended
Dec. 31, 2011
Investments, Debt and Equity Securities [Abstract]
Investment Holdings [Text Block]

NOTE B - SECURITIES

The following table summarizes the amortized cost and fair value of the available for sale securities and held to maturity investment securities portfolio at December 31, 2011, June 30, 2011 and 2010 and the corresponding amounts of gross unrealized or unrecognized gains and losses. Unrealized gains or losses apply to available-for-sale securities and are recognized in accumulated other comprehensive income, while unrealized gains or losses on held-to-maturity securities are not recognized in the financial statements. The gains and losses are as follows:

	December 31, 2011
(in thousands)	Amortized cost	Gross unrealized/ unrecognized gains	Gross unrealized/ unrecognized losses	Estimated fair value

Available-for-sale Securities
Agency mortgage-backed:residential	$190	$4	$-	$194
U.S. Treasury note	12,500	-	-	12,500
	12,690	4	-	12,694

Held-to-maturity Securities
Agency mortgage-backed:residential	$5,760	$413	$-	$6,173

	June 30, 2011
(in thousands)	Amortized cost	Gross unrealized/ unrecognized gains	Gross unrealized/ unrecognized losses	Estimated fair value

Available-for-sale Securities
Agency mortgage-backed:residential	$199	$4	$-	$203

Held-to-maturity Securities
Agency mortgage-backed:residential	$6,810	$447	$-	$7,257

	June 30, 2010
(in thousands)	Amortized cost	Gross unrealized/ unrecognized gains	Gross unrealized/ unrecognized losses	Estimated fair value

Available-for-sale Securities
Agency mortgage-backed:residential	$240	$7	$(1)	$246

Held-to maturity Securities
Agency mortgage-backed:residential	$9,435	$591	$-	$10,026

The amortized cost and estimated fair value of securities as of June 30, 2011 and 2010, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Securities without a single maturity, primarily mortgage-backed, are shown separately.

	June 30,
	2011		2010
	Estimated fair value	Amortized Cost	Estimated fair value	Amortized Cost
(in thousands)
Available-for-sale Securities
Agency mortgage-backed: residential	$203	$199	$246	$240

Held-to-maturity Securities
Agency mortgage-backed: residential	$7,257	$6,810	$10,026	$9,435

There were no sales of securities during the six months ended December 31, 2011 or the fiscal years ended June 30, 2011 or 2010.

The following table summarizes the securities with unrealized losses at June 30, 2010 aggregated by major security type and length of time in a continuous unrealized loss position. At June 30, 2011, the Company had no securities with unrealized losses.

	June 30, 2010
	Less than 12 months		12 months or longer		Total
Description of securities	Fair value	Unrealized Losses	Fair value	Unrealized losses	Fair value	Unrealized losses
			(Dollars in thousands)

Agency mortgage-backed: residential	$-	$-	$45	$(1)	$45	$(1)

Management does not intend to sell nor does it believe that we will be required to sell these securities before maturity. The decline in the fair value is primarily due to changes in market interest rates. The fair values are expected to recover as securities approach maturity dates.

LOANS	6 Months Ended
Dec. 31, 2011
Receivables [Abstract]
Financing Receivables [Text Block]

NOTE C - LOANS

The composition of the loan portfolio was as follows:

(in thousands)	December 31, 2011	June 30, 2011	June 30, 2010

Residential real estate
One- to four-family	$155,946	$158,821	$165,818
Multi-family	9,619	4,504	6,689
Construction	217	1,062	1,916
Nonresidential real estate and land	11,654	12,211	10,943
Loans on deposits	2,369	2,405	2,754
Consumer and other	5,066	4,824	4,802
	184,871	183,827	192,922
Less:
Undisbursed portion of loans in process	82	353	631
Deferred loan origination fees (cost)	(98)	(86)	138
Allowance for loan losses	842	764	1,535
	$184,045	$182,796	$190,618

The activity in the allowance for loan losses is summarized as follows:

	Six months ended December 31, 2011	Year ended June 30, 2011	Year ended June 30, 2010
(in thousands)

Beginning balance	$764	$1,535	$678
Provision for losses on loans	82	668	1,044
Charge-offs	(4)	(1,439)	(192)
Recoveries	—	—	5
Ending balance	$842	$764	$1,535

The following table presents the activity in the allowance for loan losses by portfolio segment for the six months ended December 31, 2011:

(in thousands)	Beginning balance	Provision for loan losses	Loans charged off	Recoveries	Ending balance

Residential real estate:
One- to four-family	$490	$69	$4	$—	$555
Multi-family	11	18	—	—	29
Construction	5	(4)	—	—	1
Nonresidential real estate and land	36	(1)	—	—	35
Loans on deposits	8	(1)	—	—	7
Consumer and other	14	1	—	—	15
Unallocated	200	—	—	—	200
Totals	$764	$82	$4	$—	$842

Nonperforming and restructured loans were as follows:

(in thousands)	December 31, 2011	June 30, 2011	June 30, 2010

Nonaccrual loans	$1,740	$876	$7,671
Loans past due 90 days or more and still accruing	103	—	112
Nonperforming loans	1,843	876	7,783
Troubled debt restructurings	919	729	—
	$2,762	$1,605	$7,783

The following table presents the activity in the allowance for loan losses by portfolio segment for the year ended June 30, 2011:

(in thousands)	Beginning balance	Provision for loan losses	Loans charged off	Recoveries	Ending balance

Residential real estate:
One- to four-family	$1,261	$668	$(1,439)	$—	$490
Multi-family	11	—	—	—	11
Construction	5	—	—	—	5
Nonresidential real estate and land	36	—	—	—	36
Loans on deposits	8	—	—	—	8
Consumer and other	14	—	—	—	14
Unallocated	200	—	—	—	200
Totals	$1,535	$668	$(1,439)	$—	$764

Impaired loans as of and for the periods ended were as follows:

(in thousands)	Six months ended December 31, 2011	Year ended June 30, 2011	Year ended June 30, 2010

Period-end loans with no allocated allowance for loan losses	$1,120	$1,136	$1,348
Period-end loans with allocated allowance for loan losses	1,157	1,088	5,370
Balance at end of period	$2,277	$2,224	$6,718

Amount of the allowance for loan losses allocated	$93	$55	$904

Average of individually impaired loans during period	$2,351	$2,509	$6,961
Interest income recognized during impairment	$33	$78	$31
Cash-basis interest income recognized	$33	$78	$31

The following table presents the balance in the allowance for loan losses and the recorded investment in loans by portfolio class and based on impairment method as of December 31, 2011. There were no loans acquired with deteriorated credit quality at December 31, 2011.

(in thousands)	Recorded investment in loans	Ending allowance attributed to loans	Unallocated allowance	Total allowance
Loans individually evaluated for impairment:
Residential real estate:
One- to four-family	$2,277	$93	$—	$93
Multi-family	—	—	—	—
Construction	—	—	—	—
Nonresidential real estate and land	—	—	—	—
Loans on deposits	—	—	—	—
Consumer and other	—	—	—	—
	$2,277	$93	$—	$93

Loans collectively evaluated for impairment:
Residential real estate:
One- to four-family	$153,669	$462	$—	$462
Multi-family	9,619	29	—	29
Construction	217	1	—	1
Nonresidential real estate and land	11,654	35	—	35
Loans on deposits	2,369	7	—	7
Consumer and other	5,066	15	—	15
Unallocated	—	—	200	200
	$182,594	$549	$200	$749

The following table presents the balance in the allowance for loan losses and the recorded investment in loans by portfolio class and based on impairment method as of June 30, 2011. There were no loans acquired with deteriorated credit quality at June 30, 2011.

(in thousands)	Recorded investment in loans	Ending allowance attributed to loans	Unallocated allowance	Total allowance
Loans individually evaluated for impairment:
Residential real estate:
One- to four-family	$2,224	$55	$—	$55
Multi-family	—	—	—	—
Construction	—	—	—	—
Nonresidential real estate and land	—	—	—	—
Loans on deposits	—	—	—	—
Consumer and other	—	—	—	—
	$2,224	$55	$—	$55

Loans collectively evaluated for impairment:
Residential real estate:
One- to four-family	$156,597	$439	$—	$439
Multi-family	4,504	13	—	13
Construction	1,062	3	—	3
Nonresidential real estate and land	12,211	34	—	34
Loans on deposits	2,405	7	—	7
Consumer and other	4,824	13	—	13
Unallocated	—	—	200	200
	$181,603	$509	$200	$709

Troubled Debt Restructurings:

A Troubled Debt Restructuring (“TDR”) is the situation where the Bank grants a concession to the borrower that the Bank would not otherwise have considered due to the borrower’s financial difficulties. All TDRs are considered “impaired.” The substantial majority of the Bank’s residential real estate TDRs involve conceding to refinance a loan to then-current market interest rates despite poor credit history or a high loan-to-value ratio.

The following table presents the recorded investment in nonaccrual loans, loans past due over 90 days still on accrual and TDRs by class of loans as of December 31, 2011:

(in thousands)	Nonaccrual	Loans Past Due Over 90 Days Still Accruing	TDRs on Accrual Status

One- to four-family residential real estate	$1,740	$103	$919

The following table presents the recorded investment in nonaccrual loans, loans past due over 90 days still on accrual and TDRs by class of loans as of June 30, 2011:

(in thousands)	Nonaccrual	Loans Past Due Over 90 Days Still Accruing	TDRs on Accrual Status

One- to four-family residential real estate	$876	$-	$729

The Company granted one TDR loan modification totaling $192,000 during the six-month period ended December 31, 2011. The pre-modification outstanding recorded investment equaled the post-modification outstanding recorded investment. The TDRs described above did not increase the allowance for loan losses and did not result in charge offs during the six months ended December 31, 2011. There were no TDRs that defaulted during the six-month period ended December 31, 2011 or over the previous twelve months. There are no outstanding commitments to lend on loans classified as TDRs. A summary of the types of TDR loan modifications that occurred during the first six months of fiscal 2012 were as follows:

(in thousands)	Number of Loans	TDRs Performing to Modified Terms	TDRs Not Performing to Modified Terms	Total TDRs
Residential real estate:
One- to four-family	1	$192	$—	$192

The Company had allocated $6,000 of specific reserves to customers whose loan terms have been modified in troubled debt restructurings as of June 30, 2011. There were no such restructurings as June 30, 2010. The Company has no commitments to lend additional amounts as of June 30, 2011, to customers with outstanding loans that are classified as troubled debt restructurings.

The following table presents the aging of the principal balance outstanding in past due loans as of December 31, 2011, by class of loans:

(in thousands)	30-89 Days Past Due	Greater than 90 Days Past Due	Total Past Due	Loans Not Past Due	Total

Residential real estate:
One-to four-family	$3,800	$1,843	$5,643	$150,303	$155,946
Multi-family	—	—	—	9,619	9,619
Construction	—	—	—	217	217
Nonresidential real estate and land	—	—	—	11,654	11,654
Loans on deposits	—	—	—	2,369	2,369
Consumer and other	—	—	—	5,066	5,066
Total	$3,800	$1,843	$5,643	$179,228	$184,871

The following table presents the aging of the principal balance outstanding in past due loans as of June 30, 2011, by class of loans:

(in thousands)	30-89 Days Past Due	Greater than 90 Days Past Due	Total Past Due	Loans Not Past Due	Total

Residential real estate:
One-to four-family	$3,181	$876	$4,057	$154,764	$158,821
Multi-family	—	—	—	4,504	4,504
Construction	—	—	—	1,062	1,062
Nonresidential real estate and land	—	—	—	12,211	12,211
Loans on deposits	—	—	—	2,405	2,405
Consumer and other	—	—	—	4,824	4,824
Total	$3,181	$876	$4,057	$179,770	$183,827

Credit Quality Indicators:

The Company categorizes loans into risk categories based on relevant information about the ability of borrowers to service their debt such as: current financial information, historical payment experience, credit documentation, public information, and current economic trends, among other factors. The Company analyzes loans individually by classifying the loans as to credit risk. This analysis is performed on an annual basis. The Company uses the following definitions for risk ratings:

Special Mention. Loans classified as special mention have a potential weakness that deserves management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or of the institution’s credit position at some future date.

Substandard. Loans classified as substandard are inadequately protected by the current net worth and paying capacity of the obligor or of the collateral pledged, if any. Loans so classified have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the institution will sustain some loss if the deficiencies are not corrected.

Doubtful. Loans classified as doubtful have all the weaknesses inherent in those classified as substandard, with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable.

Loans not meeting the criteria above that are analyzed individually as part of the above-described process are considered to be pass rated loans. Loans listed that are not rated are included in groups of homogeneous loans and are evaluated for credit quality based on performing status. See the aging of past due loan table above. As of December 31, 2011, and based on the most recent analysis performed, the risk category of loans by class of loans is as follows:

(in thousands)	Pass	Special Mention	Substandard	Doubtful	Not rated

Residential real estate:
One- to four-family	$—	$64	$2,561	$—	$153,321
Multi-family	7,434	—	2,184	—	—
Construction	217	—	—	—	—
Nonresidential real estate and land	11,382	272	—	—	—
Loans on deposits	—	—	—	—	2,369
Consumer and other	—	—	—	—	5,066

At June 30, 2011, the risk category of loans by class of loans was as follows:

(in thousands)	Pass	Special Mention	Substandard	Doubtful	Not rated

Residential real estate:
One- to four-family	$—	$67	$2,180	$—	$156,574
Multi-family	4,504	—	—	—	—
Construction	1,062	—	—	—	—
Nonresidential real estate and land	11,943	268	—	—	—
Loans on deposits	—	—	—	—	2,405
Consumer and other	—	—	—	—	4,824

REAL ESTATE OWNED	6 Months Ended
Dec. 31, 2011
Real Estate [Abstract]
Real Estate Owned [Text Block]

NOTE D – REAL ESTATE OWNED

Activity in real estate owned for the periods indicated was as follows:

	Year ended	Year ended
	June 30,	June 30,
(in thousands)	2011	2010

Balance at beginning of period	$748	$109
Additions	4,643	1,076
Other-than-temporary impairment charges	(71)	—
Disposals	(1,016)	(437)
Balance at end of period	$4,304	$748

PREMISES AND EQUIPMENT	6 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]

NOTE E - PREMISES AND EQUIPMENT

Premises and equipment are comprised of the following:

	June 30,	June 30,
(in thousands)	2011	2010

Land	$860	$860
Buildings and improvements	3,747	3,695
Furniture and equipment	1,126	1,347
Automobiles	29	32
	5,762	5,934
Less: accumulated depreciation	3,095	3,203
Balance at end of year	$2,667	$2,731

DEPOSITS	6 Months Ended
Dec. 31, 2011
Banking and Thrift [Abstract]
Deposit Liabilities Disclosures [Text Block]

NOTE F - DEPOSITS

Deposits consist of the following major classifications:

	June 30,	June 30,
(in thousands)	2011	2010

Non-interest bearing checking accounts	$996	$754
Checking accounts	6,965	7,440
Savings accounts	34,147	29,506
Money market demand deposits	4,796	4,603
Total demand, transaction and passbook deposits	46,904	41,303
Certificates of deposit:
Original maturities of:
Less than 12 months	5,019	4,487
12 months to 36 months	81,075	87,471
More than 36 months	6,942	10,708
Total certificates of deposit	93,036	102,666
Total deposits	$139,940	$144,969

At June 30, 2011 and 2010, the Banks had certificate of deposit accounts with balances equal to or in excess of $100,000 totaling approximately $32.0 million and $34.3 million, respectively.

Maturities of outstanding certificates of deposit at June 30, 2011 are summarized as follows:

(in thousands)
2012	$67,474
2013	18,581
2014	3,228
2015	2,769
2016 and thereafter	984
$93,036

ADVANCES FROM THE FEDERAL HOME LOAN BANK	6 Months Ended
Dec. 31, 2011
Banking and Thrift [Abstract]
Federal Home Loan Bank Advances, Disclosure [Text Block]

NOTE G - ADVANCES FROM THE FEDERAL HOME LOAN BANK

Advances from the Federal Home Loan Bank, collateralized at June 30, 2011 and 2010 by pledges of certain residential mortgage loans totaling $37.6 million and $46.4 million, respectively, and the Banks’ investment in Federal Home Loan Bank stock, are summarized as follows:

Maturing year ended June 30, 2011
(in thousands)
2012	$3,184
2013	7,810
2014	7,555
2015	2,366
2016	623
2017	431
2018	2,328
2019-2030	952
$25,249
Premium assigned to borrowings in Frankfort First acquisition, net of amortization	12
$25,261

At June 30, 2011 interest rates for advances were fixed ranging from 1.11% to 6.95%, with a weighted-average interest rate of 2.50%.

Maturing year ended June 30, 2010
(in thousands)
2011	$11,640
2012	3,184
2013	7,810
2014	2,555
2015	2,366
2016	623
2017	431
2018-2030	3,280
$31,889
Premium assigned to borrowings in Frankfort First acquisition, net of amortization	120
$32,009

At June 30, 2010 interest rates for advances were fixed ranging from 3.95% to 6.95%, with a weighted-average interest rate of 5.84%.

Each advance is payable at its maturity date, with a prepayment penalty for fixed rate advances.

FEDERAL INCOME TAXES	6 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

NOTE H - FEDERAL INCOME TAXES

Federal income taxes on earnings differs from that computed at the statutory corporate tax rate as follows:

	Year ended	Year ended
	June 30,	June 30,
(in thousands)	2011	2010

Federal income taxes at the statutory rate	$632	$205
Increase (decrease) resulting primarily from:
Cash surrender value of life insurance	(30)	(30)
Compensation expense	4	28
Allowed deduction claimed on amended return for $1.3 million paid to option holders in acquisition of Frankfort First Bancorp,
Inc. and other IRS audit adjustments	(502)	—
	$104	$203

The composition of the Company’s net deferred tax liability was as follows:

	June 30,	June 30,
(in thousands)	2011	2010

Taxes (payable) refundable on temporary differences at estimated corporate tax rate:
Deferred tax assets:
General loan loss allowance	$260	$522
Deferred loan origination fees	—	5
Deferred compensation and benefits	258	224
Charitable contributions	3	3
Purchase accounting adjustments	4	41
Nonaccrued interest on loans	8	22
Other real estate owned adjustments	80	—
Total deferred tax assets	613	817

Deferred tax liabilities:
Federal Home Loan Bank stock dividends	(1,074)	(1,074)
Deferred loan origination costs	(39)	(37)
Loan servicing rights	(11)	—
Other	(2)	—
Purchase accounting adjustments	(248)	(527)
Depreciation	(260)	(53)
Total deferred tax liabilities	(1,632	(1,691
Net deferred tax liability	$(1,021)	$(874)

The fiscal 2011 provision for federal income taxes included a credit of $502,000, which related to a refund provided by the Internal Revenue Service and a reversal of an uncertain tax position. This credit is not expected to reoccur.

Prior to 1997, the Banks were allowed a special bad debt deduction, generally limited to 8% of otherwise taxable income, and subject to certain limitations based on aggregate loans and deposit account balances at the end of the year. If the amounts that qualified as deductions for federal income taxes are later used for purposes other than bad debt losses, including distributions in excess of accumulated earnings and profits, such distributions will be subject to federal income taxes at the then current corporate income tax rate. Retained earnings at June 30, 2011, include approximately $5.2 million for which federal income taxes have not been provided. The amount of unrecognized deferred tax liability relating to the cumulative bad debt deduction was approximately $1.8 million at June 30, 2011.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Year ended	Year ended
	June 30,	June 30,
(in thousands)	2011	2010

Balance at beginning of period	$253	$253
Additions/(reductions) based on tax positions for the current period	(173)	—
Balance at end of period	$80	$253

Cash settlements occurred during the period July 1, 2010 through June 30, 2011.  As a result of a completed IRS examination, the Company received a refund check and has reversed the corresponding reserve.    The Company expects its unrecognized tax benefits will change in the next twelve months.  The Company has amended its June 30, 2009 federal return to report the additional tax liability of $80,000 and will settle the liability during fiscal year 2012.

LOAN COMMITMENTS	6 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]

NOTE I - LOAN COMMITMENTS

The Banks are a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of their customers, including commitments to extend credit. Such commitments involve, to varying degrees, elements of credit and interest-rate risk in excess of the amount recognized in the consolidated statements of financial condition. The contract or notional amounts of the commitments reflect the extent of the Banks’ involvement in such financial instruments.

The Banks’ exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual notional amount of those instruments. The Banks use the same credit policies in making commitments and conditional obligations as those utilized for on-balance-sheet instruments.

At December 31, 2011, June 30, 2011 and 2010, the Banks had outstanding commitments of approximately $432,000, $1.7 million and $878,000, respectively, to originate mortgage loans. Additionally, First Federal of Frankfort was obligated under unused lines of credit for equity loans totaling $8.3 million, $8.9 million and $9.2 million at December 31, 2011 and the end of fiscal years 2011 and 2010, respectively. Commitments to make loans are generally made for periods of 60 days or less. The fixed rate loan commitments at December 31, 2011 totaled $85,000 and had interest rates ranging from 4.90% to 8.0% and maturities ranging from 10 years to 15 years.

REGULATORY CAPITAL	6 Months Ended
Dec. 31, 2011
Banking and Thrift [Abstract]
Regulatory Capital Requirements under Banking Regulations [Text Block]

NOTE J - REGULATORY CAPITAL

As of July 21, 2011, the Banks are subject to minimum regulatory capital standards promulgated by the Office of the Controller of the Currency (the “OCC”), the successor to the Office of Thrift Supervision (the “OTS”). Failure to meet minimum capital requirements can initiate certain mandatory — and possibly additional discretionary — actions by regulators that, if undertaken, could have a direct material effect on the consolidated financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Banks must meet specific capital guidelines that involve quantitative measures of the Banks’ assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Banks’ capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

The minimum capital standards of the OCC generally require the maintenance of regulatory capital sufficient to meet each of three tests, hereinafter described as the tangible capital requirement, the core capital requirement and the risk-based capital requirement. The tangible capital requirement provides for minimum tangible capital (defined as shareholders’ equity less all intangible assets) equal to 1.5% of adjusted total assets. The core capital requirement provides for minimum core capital (tangible capital plus certain forms of supervisory goodwill and other qualifying intangible assets) generally equal to 4.0% of adjusted total assets, except for those associations with the highest examination rating and acceptable levels of risk. The risk-based capital requirement provides for the maintenance of core capital plus general loss allowances equal to 8.0% of risk-weighted assets. In computing risk-weighted assets, the Banks multiply the value of each asset on their respective statements of financial condition by a defined risk-weighting factor, e.g., one- to four-family residential loans carry a risk-weighted factor of 50%.

During fiscal 2011, the Banks were notified by the OTS that each was categorized as “well-capitalized” under the regulatory framework for prompt corrective action. There are no conditions or events since that notification that management believes has changed the Banks’ categories. To be categorized as “well-capitalized” the Banks must maintain minimum capital ratios as set forth in the following tables:

	As of June 30, 2011
						To be “well-
						capitalized” under
			For capital			prompt corrective
	Actual		adequacy purposes			action provisions
	Amount	Ratio	Amount		Ratio	Amount		Ratio
	(Dollars in thousands)
Tangible capital
First Federal of Hazard	$19,629	19.3%	$	³1,525	³1.5%		N/A	N/A
First Federal of Frankfort	$18,151	14.6%	$	³1,868	³1.5%		N/A	N/A
Consolidated	$44,100	20.8%	$	³3,175	³1.5%		N/A	N/A

Tier 1 core capital
First Federal of Hazard	$19,629	19.3%	$	³4,067	³4.0%	$	³5,084	³ 5.0%
First Federal of Frankfort	$18,151	14.6%	$	³4,980	³4.0%	$	³6,225	³ 5.0%
Consolidated	$44,100	20.8%	$	³9,048	³4.0%		N/A	N/A

Total risk-based capital
First Federal of Hazard	$19,939	40.5%	$	³3,941	³8.0%	$	³4,927	³10.0%
First Federal of Frankfort	$18,564	27.0%	$	³5,505	³8.0%	$	³6,881	³10.0%
Consolidated	$44,864	39.0%	$	³9,201	³8.0%		N/A	N/A

Tier 1 risk-based capital
First Federal of Hazard	$19,629	39.8%		N/A	N/A	$	³2,956	³ 6.0%
First Federal of Frankfort	$18,151	26.4%		N/A	N/A	$	³4,129	³ 6.0%
Consolidated	$44,100	38.3%		N/A	N/A		N/A	N/A

	As of June 30, 2010
						To be “well-
						capitalized” under
			For capital			prompt corrective
	Actual		adequacy purposes			action provisions
	Amount	Ratio	Amount		Ratio	Amount		Ratio
	(Dollars in thousands)
Tangible capital
First Federal of Hazard	$18,615	17.6%		³1,589	³1.5%		N/A	N/A
First Federal of Frankfort	$17,570	14.2%	$	³1,859	³1.5%		N/A	N/A
Consolidated	$43,079	19.4%	$	³3,333	³1.5%		N/A	N/A

Tier 1 core capital
First Federal of Hazard	$18,615	17.6%	$	³4,237	³4.0%	$	³5,297	³5.0%
First Federal of Frankfort	$17,570	14.2%	$	³4,957	³4.0%	$	³6,196	³5.0%
Consolidated	$43,079	19.4%	$	³9,194	³4.0%		N/A	N/A

Total risk-based capital
First Federal of Hazard	$19,090	36.6%	$	³4,175	³8.0%	$	³5,219	³10.0%
First Federal of Frankfort	$17,726	26.1%	$	³5,427	³8.0%	$	³6,783	³10.0%
Consolidated	$44,614	37.4%	$	³9,557	³8.0%		N/A	N/A

Tier 1 risk-based capital
First Federal of Hazard	$18,615	35.7%		N/A	N/A	$	³3,132	³6.0%
First Federal of Frankfort	$17,570	25.9%		N/A	N/A	$	³4,070	³6.0%
Consolidated	$43,079	36.1%		N/A	N/A		N/A	N/A

For the years ended June 30, 2011 and 2010, management believes that First Federal of Hazard and First Federal of Frankfort met all capital adequacy requirements to which the Banks were subject.

The Banks’ management believes that, under the current regulatory capital regulations, both Banks will continue to meet their minimum capital requirements in the foreseeable future. However, events beyond the control of the Banks, such as increased interest rates or a downturn in the economy in the Banks’ market area, could adversely affect future earnings and, consequently, the ability to meet future minimum regulatory capital requirements.

Regulations of the OTS governing mutual holding companies permit First Federal MHC to waive the receipt by it of any common stock dividend declared by Kentucky First Federal Bancorp, provided the OTS does not object to such waiver. Pursuant to these provisions, First Federal MHC waived $1.9 million in dividends during the fiscal year ended June 30, 2011, and $946,000 for the six months ended December 31, 2011.

CONDENSED FINANCIAL STATEMENTS OF KENTUCKY FIRST FEDERAL BANCORP	6 Months Ended
Dec. 31, 2011
Condensed Financial Information Of Parent Company Only Disclosure [Abstract]
Condensed Financial Information of Parent Company Only Disclosure [Text Block]

NOTE K - CONDENSED FINANCIAL STATEMENTS OF KENTUCKY FIRST FEDERAL BANCORP

The following condensed financial statements summarize the financial position of Kentucky First Federal Bancorp as of June 30, 2011 and 2010, and the results of its operations and its cash flows for the fiscal years ended June 30, 2011 and 2010.

KENTUCKY FIRST FEDERAL BANCORP

BALANCE SHEETS

(In thousands)

	June 30,	June 30,
	2011	2010
		(Revised)
ASSETS

Interest-bearing deposits in First Federal of Hazard	$604	$353
Interest-bearing deposits in First Federal of Frankfort	2,513	3,813
Other interest-bearing deposits	37	35
Investment in First Federal of Hazard	21,708	20,964
Investment in Frankfort First	33,671	32,707
Prepaid expenses and other assets	521	286
Total assets	$59,054	$58,158

LIABILITIES AND SHAREHOLDERS’ EQUITY

Accounts payable and other liabilities	357	350
Total liabilities	357	350

Shareholders’ equity
Common stock	$86	$86
Additional paid-in capital	36,907	36,623
Retained earnings	31,860	31,216
Shares acquired by stock benefit plans	(1,989)	(2,169)
Shares acquired for treasury-at cost	(8,170)	(7,952)
Accumulated other comprehensive income	3	4
Total shareholders’ equity	58,697	57,808
Total liabilities and shareholders’ equity	$59,054	$58,158

KENTUCKY FIRST FEDERAL BANCORP

STATEMENTS OF INCOME

(Dollar amounts in thousands)

	Year	Year
	ended	ended
	June 30,	June 30,
	2011	2010

Revenue
Interest income	$164	$172
Dividends from First Federal of Hazard	—	5,000
Equity in undistributed (excess distributed) earnings of
First Federal of Hazard	644	(4,483)
Dividends from Frankfort First	378	190
Equity in undistributed (excess distributed) earnings of
First Federal of Frankfort	964	80
Total revenue	2,150	959
Non-interest expenses	547	707
Earnings before income taxes	1,603	252
Federal income tax expense (credits)	(153)	(149)
NET INCOME	$1,756	$401

KENTUCKY FIRST FEDERAL BANCORP

STATEMENTS OF CASH FLOWS

(Dollar amounts in thousands)

	Year	Year
	ended	ended
	June 30,	June 30,
	2011	2010

Cash flows from operating activities:
Net earnings for the period	$1,756	$401
Adjustments to reconcile net earnings to net cash provided by operating activities:
Excess (deficit) distributions over earnings (undistributed earnings) from consolidated subsidiaries	(1,709)	4,283
Noncash compensation expense	464	665
Increase (decrease) in cash due to changes in:
Prepaid expenses and other assets	(235)	363
Other liabilities	7	102
Net cash provided by operating activities	283	5,814

Cash flows from financing activities:
Dividends paid on common stock	(1,112)	(1,136)
Repurchase of treasury shares	(218)	(573)
Net cash used in financing activities	(1,330)	(1,709)

Net increase (decrease) in cash and cash equivalents	(1,047)	4,105
Cash and cash equivalents at beginning of period	4,201	96
Cash and cash equivalents at end of period	$3,154	$4,201

Prior to July 21, 2011, the Banks were subject to regulations imposed by the OTS regarding the amount of capital distributions payable to the Company. Generally, the Banks’ payments of dividends were limited, without prior OTS approval, to net earnings for the current calendar year plus the two preceding calendar years, less capital distributions paid over the comparable time period.